UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 30, 2007
          POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32266	43-2049334

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, NC		28277

(Address of Principal Executive Offices)		(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1
Item 2.02.   Results of Operations and Financial Condition.
     On October 30, 2007, Polypore International, Inc. (“Polypore”) issued a press release announcing its financial results for the three months ended September 29, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.
     Polypore will host a conference call to discuss these financial results at 9:00 AM Eastern Time on Wednesday, October 31, 2007. By press release dated October 4, 2007, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at www.polypore.net. A replay of the call via telephone at 888-203-1112 (in the U.S.) or 719-457-0820 (international), access number 7472553, and as archived on the Investor Relations area of www.polypore.net, will be available through November 7, 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc. dated October 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
/s/ Lynn Amos
Date: October 30, 2007	Name:	Lynn Amos
	Title:	Chief Financial Officer